UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1.  Report to Stockholders.

Stone Harbor

Investment Partners

ISLAND
Mill Bay
Unsurveyed
Little

May 31, 2015

Semi-Annual Report

Emerging Markets Income Fund

Distribution Policy

May 31, 2015

Stone Harbor Emerging Markets Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.18 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2015 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Income Fund (“EDF” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers.

Our investment thesis is straightforward - despite periods of high market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. In contrast with many advanced economies, most EM countries maintain prudent debt levels and substantially lower fiscal deficits, in our opinion. Furthermore, in this era of near-zero interest rates and quantitative easing in the developed world, the majority of EM countries are pursuing orthodox monetary policies, in our view. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs have better fundamentals in most cases, based on our analysis.

We believe that a key advantage we have in managing EDF is the latitude to adjust the risk in the portfolio based on our fundamental economic and credit views, as well as our assessment of the macroeconomic environment. Our investment process focuses on allocating to three distinct sectors of EM debt - hard currency sovereigns, local currency sovereigns and corporates - each of which tend to behave differently in various macroeconomic environments.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM risk.

Performance Review

The total return on net asset value (NAV) of EDF for the six months ending May 31, 2015 was – 3.05% (net of expenses). For the same period, the Fund maintained an average discount to its NAV of 4.72%(1). Market tracking indices for the three sectors of EM debt(2) — external sovereign debt, local currency debt and corporate debt — delivered total returns of 0.89%, -9.42% and 2.63%, respectively, during the reporting period. December, the first month of the reporting period, generated significantly negative returns as the market reacted to the collapse in oil prices following the November 2014 Organization of the Petroleum Exporting countries (“OPEC”) meeting. In January, external sovereign debt and corporate debt investors returned their focus to the compelling valuations available in these market segments, which generated positive returns throughout the balance of the period. Local currency debt market performance was dominated by negative volatility in foreign exchange rates generating negative returns over the period.

Our decision to maintain our holdings in the short duration U.S. dollar-denominated debt of Venezuela contributed to our returns during the period. In previous shareholder letters, we’ve outlined our conviction that Venezuela is highly motivated to continue servicing its debt despite relatively weak oil prices. During this six month period, Venezuela completed some financing transactions that underscored this commitment, in our view. In addition to our Venezuela security selection, our overweight position in Argentina was a strong positive contributor during the period. Our positions in local currency sovereign debt generally detracted modestly from performance, while positions in corporate debt, particularly in Russia, contributed to our returns.

As we mentioned, asset allocation is an important decision in the management of the Fund. Our allocation to local currency denominated sovereign debt ranged between 25% and 30% during the period with our average monthly allocation approximately 28%. This allocation is substantially below our long-term allocation to local currency debt. We continue to believe that local currency sovereign debt should provide the highest risk-adjusted total returns in the EM universe. Those returns will, however, likely be accompanied by the highest level of volatility, in our view. Local currency returns are particularly sensitive to assumptions about economic growth, in our opinion. When we have greater visibility of accelerating growth in EM countries, we currently expect that we will increase our allocation to local currency sovereign debt, although we may in our discretion decide not to increase this allocation.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.65% per annum for the period ended 31 May 2015. The level of gross leverage reached a maximum of 33.3% of total assets on February 2, 2015 and a minimum of 26.9% on May 8, 2015. By the end of the reporting period, leverage was 31.9%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Shareholder Letter
May 31, 2015 (Unaudited)

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period were driven by a combination of events in developed markets, country and company-specific news in some emerging markets, and valuations.

Macroeconomic developments in advanced economies are important inputs into our assessment of the outlook for EM debt returns. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in the performance of emerging market assets since the end of the 2008 financial crisis. These factors, including weaker-than-expected economic growth, a strong US dollar and falling oil prices weighed on the Fund’s performance in recent months. The Fund’s investments in local currency denominated sovereign debt were the segment most negatively impacted by these factors. In our view, foreign exchange rates of emerging market currencies are extremely sensitive to changes in GDP growth expectations. Those growth expectations have experienced a fair amount of volatility in recent months.

Despite these influences from advanced economies, our fundamental views on emerging markets are unchanged. We continue to forecast that many EM country growth rates should improve in the next 12 to 18 months. In our view, expectations for improved U.S. growth, together with recent depreciation of emerging market currencies and prior monetary easing by EM central banks, will support EM growth in the months ahead. But we believe this process will take time. Government deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many developed European countries, in our view. We believe investors will again focus on the relative strengths of EM fundamentals.

In the past, we have detailed some of the key risks to our constructive outlook for emerging market debt. Today, those risks seem to emanate from both developed and emerging market countries. The likelihood of increases in U.S. interest rates, the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to fall short of expectations are all potential risks. However, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of emerging market bonds, currencies, local interest rates and equities reflect adequate compensation for risk within the current macroeconomic environment. Based on this process, we continue to believe that EM debt will generate the highest returns in the fixed income markets.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment process that determines sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDF may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your confidence in our ability to invest in these volatile markets and look forward to reporting on EDF in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

(1)

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)	J.P. Morgan EMBI Global Diversified, J.P. Morgan GBI-EM Global Diversified, and J.P. Morgan CEMBI Broad Diversified.

Semi-Annual Report | May 31, 2015	3

Stone Harbor Emerging Markets Income Fund	Summary of Portfolio Holdings
May 31, 2015 (Unaudited)

Fund Details

Market Price	$16.83
Net Asset Value (NAV)	$16.82
Premium/(Discount)	0.06%
Current Distribution Rate(1)	12.83%
Net Assets (in millions)	$266

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA

Venezuela	20.30%
Brazil	17.15%
Argentina	15.06%
Mexico	14.53%
Russia	9.87%
South Africa	9.31%
Kazakhstan	8.02%
Turkey	6.09%
Indonesia	5.52%
Ivory Coast	5.45%
Ecuador	4.98%
Dominican Republic	4.01%
El Salvador	3.83%
Iraq	3.83%
Angola	2.13%
Ghana	1.84%
Colombia	1.62%
Chile	1.58%
Nigeria	1.52%
Israel	1.03%
Jamaica	0.99%
Guatemala	0.81%
Peru	0.77%
India	0.70%
Honduras	0.44%
China	0.42%
Sri Lanka	0.34%
Costa Rica	0.33%
Ethiopia	0.27%
Panama	0.22%
Macau	0.08%

Total	143.04%

Short Term Security	1.10%

Other Liabilities in Excess of Assets	-44.14%

Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)

Sovereign External	48.0%

Sovereign Local	31.0%

Corporate	19.8%

Cash & Equivalents/U.S. Treasuries	1.2%

Regional Breakdown(2)

Latin America	59.7%

Europe	16.5%

Africa	14.4%

Asia	4.8%

Middle East	3.4%

Cash & Equivalents/U.S. Treasuries	1.2%

Sovereign Local Currency Breakdown(2)

Brazilian Real	9.6%

Colombian Peso	0.3%

Indonesian Rupiah	3.5%

Mexican Peso	6.0%

Russian Ruble	0.7%

Turkish New Lira	4.3%

South African Rand	6.6%

Total	31.0%

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps and interest rate swaps as described on pages 12 and 13.

4	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Growth of $10,000 Investment
May 31, 2015 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Income Fund and the J.P. Morgan Emerging Markets Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified (Please refer to page 38 for detailed benchmark descriptions).

Total Returns as of May 31, 2015 (Commencement of Operations December 22, 2010)

	6 Month	One Year	Three Year	Since Inception (Annualized)
Stone Harbor Emerging Markets Income Fund – NAV	-3.05%	-8.52%	2.84%	2.27%
Stone Harbor Emerging Markets Income Fund – Market Price	1.15%	-7.10%	1.04%	1.21%
J.P. Morgan CEMBI Broad Diversified	2.63%	3.95%	6.18%	5.85%
J.P. Morgan EMBI Global Diversified	0.89%	2.46%	6.06%	6.62%
J.P. Morgan GBI-EM Global Diversified	-9.42%	-13.49%	-1.62%	-0.81%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Semi-Annual Report | May 31, 2015	5

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 76.14%
Angola - 0.80%
Republic of Angola	USD	7.000%	08/16/2019	2,082,000	$2,136,653(1)

Argentina - 12.12%
Republic of Argentina:
	USD	7.000%	10/03/2015	21,813,714	21,461,058(2)
	USD	7.000%	04/17/2017	7,949,044	7,742,811(2)
	USD	6.000%	03/31/2023	2,500,000	3,000,000(3)

					32,203,869

Brazil - 13.02%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	29,120,000	8,729,627
	BRL	10.000%	01/01/2021	44,260,000	12,650,177
	BRL	10.000%	01/01/2023	47,030,000	13,210,151

					34,589,955

Costa Rica - 0.33%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	500,000	459,062(4)
	USD	7.000%	04/04/2044	431,000	428,576(4)

					887,638

Dominican Republic - 4.01%
Dominican Republic:
	USD	7.500%	05/06/2021	7,379,000	8,301,375(1)(2)
	USD	5.875%	04/18/2024	2,233,000	2,350,232(2)(4)

					10,651,607

El Salvador - 3.83%
Republic of El Salvador:
	USD	7.750%	01/24/2023	829,000	911,382(1)
	USD	8.250%	04/10/2032	3,242,000	3,655,355(1)(2)
	USD	7.650%	06/15/2035	3,000,000	3,106,875(1)(2)
	USD	7.625%	02/01/2041	2,450,000	2,503,594(1)(2)

					10,177,206

Ethiopia - 0.27%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	708,000	714,195(4)

Ghana - 1.84%
Republic of Ghana:
	USD	7.875%	08/07/2023	1,000,000	945,000(1)
	USD	8.125%	01/18/2026	4,181,000	3,951,045(2)(4)

					4,896,045

Honduras - 0.44%
Republic of Honduras	USD	8.750%	12/16/2020	1,021,000	1,166,493(1)

Indonesia - 1.74%
Inter-American Development Bank	IDR	0.000%	08/20/2015	62,090,000,000	4,611,676(5)

Iraq - 1.14%
Republic of Iraq	USD	5.800%	01/15/2028	3,649,000	3,028,670(1)

See Notes to Financial Statements.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Ivory Coast - 5.45%
Ivory Coast Government:
	USD	5.375%	07/23/2024	467,000	$445,985(4)
	USD	5.750%	12/31/2032	14,604,000	14,019,840(1)(2)(6)

					14,465,825

Jamaica - 0.87%
Jamaican Government	USD	7.625%	07/09/2025	2,069,000	2,314,694(2)

Mexico - 6.55%
Mexican Bonos:
	MXN	6.250%	06/16/2016	3,209,000	214,231
	MXN	8.000%	06/11/2020	81,030,000	5,882,003
	MXN	6.500%	06/10/2021	140,040,000	9,536,388
	MXN	10.000%	12/05/2024	21,200,000	1,779,145

					17,411,767

Nigeria - 1.52%
Republic of Nigeria:
	USD	6.750%	01/28/2021	2,021,000	2,127,102(1)
	USD	6.375%	07/12/2023	1,859,000	1,914,770(2)(4)

					4,041,872

Panama - 0.22%
Republic of Panama	USD	8.125%	04/28/2034	424,000	585,120

Russia - 3.50%
Russian Federation:
	USD	5.000%	04/29/2020	6,500,000	6,735,625(1)(2)
	RUB	7.050%	01/19/2028	172,504,000	2,560,343

					9,295,968

South Africa - 9.31%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	8,690,000	729,928
	ZAR	13.500%	09/15/2016	8,690,000	774,949
	ZAR	8.000%	12/21/2018	83,340,000	6,981,489
	ZAR	7.250%	01/15/2020	192,550,000	15,607,487
	ZAR	6.750%	03/31/2021	7,380,000	578,687
	ZAR	7.000%	02/28/2031	920,000	65,291

					24,737,831

Sri Lanka - 0.34%
Republic of Sri Lanka	USD	6.125%	06/03/2025	890,000	890,000(4)

Turkey - 6.09%
Republic of Turkey:
	TRY	8.300%	06/20/2018	9,010,000	3,307,959
	TRY	10.500%	01/15/2020	15,700,000	6,240,995
	TRY	7.100%	03/08/2023	19,770,000	6,634,676

					16,183,630

Venezuela - 2.75%
Republic of Venezuela:
	USD	5.750%	02/26/2016	8,263,000	6,920,262(1)(2)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	7

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

Venezuela (continued)
Republic of Venezuela: (continued)
	USD	13.625%	08/15/2018	518,000	$382,025(1)

					7,302,287

TOTAL SOVEREIGN DEBT OBLIGATIONS					202,293,001

(Cost $244,094,903)

BANK LOANS - 0.33%(7)
Indonesia - 0.33%
PT Bakrie & Brothers TBK	USD	6.151%	11/25/2014	2,515,676	880,487(3)

TOTAL BANK LOANS					880,487

(Cost $1,006,271)

CORPORATE BONDS - 58.12%
Angola - 1.33%
Puma International Financing SA	USD	6.750%	02/01/2021	3,393,000	3,532,961(4)

Argentina - 2.94%
YPF SA:
	USD	8.750%	04/04/2024	1,803,000	1,870,613(4)
	USD	8.500%	07/28/2025	5,807,000	5,952,175(4)

					7,822,788

Brazil - 3.63%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	1,500,000	1,365,000(4)
ESAL GmbH	USD	6.250%	02/05/2023	3,001,000	3,061,020(2)(4)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	962,000(4)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	505,000	523,306(4)
Odebrecht Finance Ltd.	USD	7.125%	06/26/2042	1,161,000	1,071,023(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	1,808,114	1,631,823(4)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	1,000,000	1,031,000(4)

					9,645,172

Chile - 1.58%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	1,660,000	1,474,636(4)
VTR Finance BV	USD	6.875%	01/15/2024	2,600,000	2,714,920(4)

					4,189,556

China - 0.42%
Sinopec Group Overseas Development 2015 Ltd.	USD	3.250%	04/28/2025	1,139,000	1,122,701(4)

Colombia - 1.62%
Emgesa SA ESP	COP	8.750%	01/25/2021	911,000,000	382,069(4)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	500,000,000	210,164(1)
	COP	8.375%	02/01/2021	1,030,000,000	432,938(4)
Millicom International Cellular SA	USD	6.625%	10/15/2021	1,458,000	1,563,705(4)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	2,127,000	1,706,918(4)

					4,295,794

Ecuador - 4.98%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.897%	09/24/2019	14,528,842	13,221,246(1)(2)(8)

Guatemala - 0.81%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	2,000,000	2,165,000(4)

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
India - 0.70%
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	706,000	$665,405(4)
	USD	8.250%	06/07/2021	738,000	726,764(4)
	USD	7.125%	05/31/2023	500,000	460,625(4)

					1,852,794

Israel - 1.03%
B Communications Ltd.	USD	7.375%	02/15/2021	2,539,000	2,723,077(4)

Jamaica - 0.12%
Digicel Group Ltd.	USD	8.250%	09/30/2020	312,000	325,104(4)

Kazakhstan - 8.02%
KazMunayGas National Co. JSC:
	USD	7.000%	05/05/2020	2,264,000	2,419,650(1)
	USD	7.000%	05/05/2020	2,564,000	2,740,275(4)
	USD	6.375%	04/09/2021	1,300,000	1,344,083(4)
	USD	5.750%	04/30/2043	584,000	489,786(4)
	USD	6.000%	11/07/2044	10,296,000	8,859,708(2)(4)
Zhaikmunai LP	USD	7.125%	11/13/2019	5,700,000	5,450,625(2)(4)

					21,304,127

Macau - 0.08%
MCE Finance Ltd.	USD	5.000%	02/15/2021	231,000	223,493(4)

Mexico - 7.98%
America Movil SAB de CV	MXN	6.000%	06/09/2019	85,000,000	5,547,999
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,267,500(4)
Cemex SAB de CV	USD	9.500%	06/15/2018	2,000,000	2,220,000(4)
Metalsa SAB de CV	USD	4.900%	04/24/2023	2,268,000	2,233,980(4)
Mexichem SAB de CV:
	USD	6.750%	09/19/2042	2,250,000	2,430,000(4)
	USD	5.875%	09/17/2044	1,000,000	975,500(4)
Petroleos Mexicanos	USD	5.625%	01/23/2046	393,000	388,087(4)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	2,305,000	2,472,113(4)
Southern Copper Corp.	USD	6.750%	04/16/2040	2,500,000	2,664,125

					21,199,304

Peru - 0.77%
Cia Minera Ares SAC	USD	7.750%	01/23/2021	2,000,000	2,050,000(4)

Russia - 6.37%
Evraz Group SA	USD	6.750%	04/27/2018	2,000,000	1,930,000(4)
Gazprom OAO Via Gaz Capital SA	USD	9.250%	04/23/2019	7,476,000	8,466,570(1)(2)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	1,955,000	1,901,237(4)
Vimpel Communications Holdings BV:
	USD	5.200%	02/13/2019	900,000	873,000(4)
	USD	7.504%	03/01/2022	1,701,000	1,705,253(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	2,000,000	2,050,000(1)

					16,926,060

Venezuela - 15.74%
Petroleos de Venezuela SA:
	USD	5.250%	04/12/2017	25,974,000	14,218,168(2)
	USD	8.500%	11/02/2017	36,623,900	27,284,805(1)(2)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	9

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

	Counterparty	Currency	Rate/ Exercise Price	Maturity Date/ Exercise Date	Principal Amount/ Notional Amount/Shares*	Market Value Expressed (in U.S. $)
Venezuela (continued)
Petroleos de Venezuela SA: (continued)
		USD	9.000%	11/17/2021	700,171	$308,425(1)

						41,811,398

TOTAL CORPORATE BONDS						154,410,575

(Cost $159,457,589)

CREDIT LINKED NOTES - 7.95%
Indonesia - 3.45%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	86,600,000,000	6,162,915
	Deutsche Bank AG London	IDR	5.625%	05/17/2023	46,600,000,000	3,015,151

						9,178,066

Iraq - 2.69%
Republic of Iraq	Bank of America -Merrill Lynch	JPY	2.715%	01/01/2028	1,283,131,302	7,146,829(8)

Venezuela - 1.81%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.267%	12/20/2016	8,700,000	4,804,837(8)

TOTAL CREDIT LINKED NOTES						21,129,732

(Cost $31,172,945)

PURCHASED OPTIONS - 0.50%
Foreign Currency Call Option - 0.50%
USD Call / Brazil Real Put	Goldman Sachs & Co.	USD	3.563	11/19/2015	45,000,000	1,327,815

TOTAL PURCHASED OPTIONS						1,327,815

(Cost $999,000)

SHORT TERM INVESTMENTS - 1.10%
Money Market Mutual Funds - 1.10%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.00004%	N/A	2,929,868	2,929,868

TOTAL SHORT TERM INVESTMENTS						2,929,868

(Cost $2,929,868)

Total Investments - 144.14%						382,971,478
(Cost $439,660,576)
Liabilities in Excess of Other Assets - (44.14)%						(117,278,833)(9)

Net Assets - 100.00%						$265,692,645

*	The principal amount/shares/notional amount of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Colombian Peso
IDR	-	Indonesian Rupiah

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

JPY	-	Japanese Yen
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2015, the aggregate market value of those securities was $112,677,387, which represents approximately 42.41% of net assets.

(2)	On May 31, 2015, securities valued at $157,082,644 were pledged as collateral for reverse repurchase agreements.
(3)	Security is in default and therefore is non-income producing.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,397,012, which represents approximately 32.52% of net assets as of May 31, 2015.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2015.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. The loan matured on November 25, 2014, but due to a default, final payments were not received. The security is shown to represent future expected payments.

(8)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2015.
(9)	Includes cash which is being held as collateral for credit default swap contracts.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
TBK	-	Terbuka is the Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	66,673,271	Sale	06/02/2015	$20,900,618	$1,556,990
Citigroup Global Markets	BRL	66,673,271	Sale	07/02/2015	20,670,592	939,038
Citigroup Global Markets	TRY	22,107,588	Sale	08/27/2015	8,091,793	72,918
J.P. Morgan Chase & Co.	JPY	884,464,000	Sale	06/10/2015	7,127,393	250,826

						$2,819,772

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	11

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Appreciation/ (Depreciation)

Citigroup Global Markets	BRL	66,673,271	Purchase	06/02/2015	$20,900,618	$(923,693)
Citigroup Global Markets	ZAR	6,160,440	Purchase	06/08/2015	506,398	(4,571)
Goldman Sachs	BRL	66,673,271	Purchase	07/02/2015	20,670,592	(934,486)

						$(1,862,750)

**	The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	0.750%	06/06/2013	$3,644,843
Credit Suisse First Boston	0.750%	02/19/2014	1,680,725
Credit Suisse First Boston	0.750%	12/10/2014	2,977,275
Credit Suisse First Boston	0.650%	01/13/2015	4,972,500
Credit Suisse First Boston	0.650%	01/26/2015	1,656,000
Credit Suisse First Boston	0.750%	03/03/2015	3,222,400
Credit Suisse First Boston	0.750%	03/09/2015	1,798,000
Credit Suisse First Boston	0.850%	03/09/2015	10,271,200
Credit Suisse First Boston	(1.000)%	03/30/2015	3,177,560
Credit Suisse First Boston	0.750%	04/24/2015	1,978,353
Credit Suisse First Boston	0.750%	05/11/2015	6,116,100
Credit Suisse First Boston	0.500%	05/20/2015	3,150,000
Credit Suisse First Boston	0.500%	05/21/2015	2,025,650
Credit Suisse First Boston	0.750%	05/27/2015	2,454,000
J.P. Morgan Chase & Co.	0.950%	04/08/2015	2,107,875
J.P. Morgan Chase & Co.	0.650%	04/09/2015	6,926,400
J.P. Morgan Chase & Co.	0.750%	04/09/2015	8,647,450
J.P. Morgan Chase & Co.	0.750%	04/15/2015	4,100,399
J.P. Morgan Chase & Co.	0.000%	04/15/2015	2,143,456
J.P. Morgan Chase & Co.	0.550%	04/21/2015	6,089,991
J.P. Morgan Chase & Co.	0.750%	04/21/2015	2,430,810
J.P. Morgan Chase & Co.	0.750%	04/22/2015	1,558,679
J.P. Morgan Chase & Co.	0.850%	04/22/2015	2,899,024
J.P. Morgan Chase & Co.	1.000%	05/18/2015	18,736,400
J.P. Morgan Chase & Co.	0.850%	05/28/2015	10,047,000
Nomura Securities	0.650%	12/12/2014	5,622,750
Nomura Securities	0.250%	03/11/2015	4,028,893

			$124,463,733

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(10)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31, 2015(11)	Notional Amount(12)	Market Value	Upfront Premiums Received	Unrealized Apreciation
Petroleos de	Credit Suisse
Venezuela	First Boston	5.000%	06/20/2016	38.520%	$3,847,000	$1,093,348	$1,163,717	$70,369

						$1,093,348	$1,163,717	$70,369

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Investments
May 31, 2015 (Unaudited)

(10)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(11)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(12)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/26/2025	$ 53,200,000	1.975%	$899,742	$899,742

						$899,742	$899,742

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	13

Stone Harbor Emerging Markets Income Fund	Statement of Assets & Liabilities
May 31, 2015 (Unaudited)

ASSETS:
Investments, at value(1)	$382,971,478
Unrealized appreciation on credit default swap contracts	70,369
Unrealized appreciation on forward foreign currency contracts	2,819,772
Receivable for investments sold	29,035,094
Deposits with brokers for credit default swap contracts collateral	930,000
Deposits with brokers for interest rate swap contracts collateral	1,810,800
Interest receivable on credit default swap contracts	37,936
Dividends and interest receivable	9,225,943
Prepaid and other assets	24,101

Total Assets	426,925,493

LIABILITIES:
Payable for reverse repurchase agreements	124,463,733
Interest payable on reverse repurchase agreements	184,222
Payable due to brokers for forward foreign currency contracts collateral	1,534,000
Payable due to brokers for reverse repurchase agreements	536,000
Swap premium received	1,163,717
Payable for investments purchased	30,442,297
Unrealized depreciation on forward foreign currency contracts	1,862,750
Variation margin payable on interest rate swap contracts	129,764
Interest payable for interest rate swap contracts	324,951
Payable to adviser	325,410
Payable to administrator	98,038
Other payables	167,966

Total Liabilities	161,232,848

Net Assets	$265,692,645

NET ASSETS CONSIST OF:
Paid-in capital	$371,789,473
Distribution in excess of net investment income	(3,980,395)
Accumulated net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts and foreign currency transactions	(47,165,690)

Net unrealized depreciation on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(54,950,743)

Net Assets	$265,692,645

PRICING OF SHARES:
Net Assets	$265,692,645
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	15,791,688

Net assets value, offering and redemption price per share	$16.82

(1) Cost of Investments	$439,660,576

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Operations
For the Six Months Ended May 31, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$18,134,443
Dividends	1,207

Total Investment Income	18,135,650

EXPENSES:
Investment advisory fees	1,892,418
Administration fees	289,386
Interest on reverse repurchase agreements	382,765
Custodian fees	93,286
Professional fees	62,610
Printing fees	10,664
Trustee fees	10,917
Transfer agent fees	9,191
Insurance fees	11,485
Other	27,628

Total Expenses	2,790,350

Net Investment Income	15,345,300

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(19,546,046)
Credit default swap contracts	96,175
Written options	722,363
Interest rate swap contracts	(293,657)
Forward foreign currency contracts	1,806,977
Foreign currency transactions	555,624

Net realized loss	(16,658,564)

Net change in unrealized appreciation/(depreciation) on:
Investments	(8,900,281)
Credit default swap contracts	169,057
Interest rate swap contracts	899,742
Forward foreign currency contracts	(1,269,954)
Translation of assets and liabilities denominated in foreign currencies	133,205

Net change in unrealized depreciation	(8,968,231)

Net Realized and Unrealized Loss on Investments	(25,626,795)

Net Decrease in Net Assets Resulting from Operations	$(10,281,495)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	15

Stone Harbor Emerging Markets Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Year Ended November 30, 2014

OPERATIONS:
Net investment income	$15,345,300	$32,342,746
Net realized loss on investments, credit default swap contracts, written options, interest rate swap contracts, forward foreign currency contracts, and foreign currency transactions	(16,658,564)	(15,253,580)
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts, interest rate swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(8,968,231)	553,698

Net increase/(decrease) in net assets resulting from operations	(10,281,495)	17,642,864

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,055,022)	(29,928,098)
From tax return of capital	–	(4,169,364)

Net decrease in net assets from distributions to shareholders	(17,055,022)	(34,097,462)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	–	209,227

Net increase in net assets from capital share transactions	–	209,227

Net Decrease in Net Assets	(27,336,517)	(16,245,371)

NET ASSETS:
Beginning of period	293,029,162	309,274,533

End of period (including distribution in excess of net investment income of $(3,980,395) and $(2,270,673))	$265,692,645	$293,029,162

OTHER INFORMATION:
Share Transactions:
Beginning shares	15,791,688	15,781,701
Shares issued as reinvestment of dividends	–	9,987

Shares outstanding - end of period	15,791,688	15,791,688

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Statement of Cash Flows
For the Six Months Ended May 31, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(10,281,495)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:	(7,486,727)
Purchase of investment securities	(101,924,744)
Proceeds from disposition of investment securities	109,566,901
Written options transactions	(357,812)
Sale of written options	76,000
Net sale of short-term investment securities	1,814,763
Net amortization of discounts and accretion of premiums	(3,556,096)
Net realized loss on:
Investments	19,546,046
Written options	(722,363)
Net change in unrealized (appreciation)/depreciation on:
Investments	8,900,281
Credit default swap contracts	(169,057)
Forward foreign currency contracts	1,269,954
Decrease in deposits with brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	3,475,200
Decrease in dividends and interest receivable	933,425
Increase in receivable on swap contracts	(535)
Increase in prepaid and other assets	(683)
Decrease in payable due to brokers for credit default swap contracts, interest rate swap contracts, reverse repurchase agreements, and forward foreign currency contracts	(380,000)
Decrease in payable to adviser	(29,640)
Decrease in payable to administrator	(14,427)
Decrease in other payables	(29,541)
Decrease in interest due on reverse repurchase agreements	(194,078)
Increase in variation margin payable on interest rate swap contracts	129,764
Increase in interest payable for Interest Rate swap contracts	324,950

Net cash provided by operating activities	28,376,813

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash used in reverse repurchase agreements	(12,743,303)
Cash distributions paid	(17,055,022)

Net cash used in financing activities	(29,798,325)

Net decrease in cash and foreign rates on cash and foreign currency	(1,421,512)

Cash, beginning balance	1,421,512
Cash, ending balance	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$576,843

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2015	17

Stone Harbor Emerging Markets Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period December 22, 2010 (Inception) to November 30, 2011
Net asset value - beginning of period	$18.56		$19.60	$23.61	$22.03	$23.88
Income/(loss) from investment operations:
Net investment income(1)	0.97		2.05	1.67	2.20	1.99
Net realized and unrealized gain/(loss) on investments	(1.63)		(0.93)	(3.52)	1.54	(1.99)

Total income/(loss) from investment operations	(0.66)		1.12	(1.85)	3.74	–

Less distributions to common shareholders:
From net investment income	(1.08)		(1.90)	(1.90)	(2.16)	(1.80)
From net realized gains	–		–	(0.26)	–	–
From tax return of capital	–		(0.26)	–	–	–

Total distributions	(1.08)		(2.16)	(2.16)	(2.16)	(1.80)

Capital share transactions:
Common share offering costs charged to paid-in capital	–		–	–	–	(0.05)

Total capital share transactions	–		–	–	–	(0.05)

Net Increase/(Decrease) in Net Asset Value	(1.74)		(1.04)	(4.01)	1.58	(1.85)

Net asset value - end of period	$16.82		$18.56	$19.60	$23.61	$22.03

Market price - end of period	$16.83		$17.80	$18.55	$24.70	$22.38

Total Return - Net Asset Value(2)(3)	(3.05%)		6.03%	(8.37%)	17.71%	(0.47%)
Total Return - Market Price(2)(3)	1.15%		7.45%	(17.10%)	21.22%	(3.41%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$266		$293	$309	$371	$343
Ratio of expenses to average net assets	2.12%	(4)	2.07%	1.88%	1.83%	1.76%(4)
Ratio of net investment income to average net assets	11.66%	(4)	10.42%	7.43%	9.59%	8.90%(4)
Ratio of expenses to average managed assets(5)	1.47%	(4)	1.44%	1.42%	1.40%	1.45%(4)
Portfolio turnover rate	36%		97%	157%	122%	157%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$124		$137	$120	$134	$93
Asset Coverage Per $1,000 (in millions)	$3		$3	$4	$4	$5

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF.”

The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Over-the-counter traded derivatives (primarily swaps and foreign currency options) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Semi-Annual Report | May 31, 2015	19

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three - tier hierarchy as of May 31, 2015:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$202,293,001	$–	$202,293,001
Bank Loans	–	–	880,487	880,487
Corporate Bonds	–	154,410,575	–	154,410,575
Credit Linked Notes
Iraq	–	–	7,146,829	7,146,829
Venezuela	–	–	4,804,837	4,804,837
Other	–	9,178,066	–	9,178,066
Purchased Options	–	1,327,815	–	1,327,815
Short Term Investments	2,929,868	–	–	2,929,868

Total	$2,929,868	$367,209,457	$12,832,153	$382,971,478

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$70,369	$–	$70,369
Forward Foreign Currency Contracts	–	2,819,772	–	2,819,772
Interest Rate Swap Contracts	–	899,742	–	899,742
Liabilities
Forward Foreign Currency Contracts	–	(1,862,750)	–	(1,862,750)

Total	$–	$1,927,133	$–	$1,927,133

*	For detailed Country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the six month period ended May 31, 2015. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2014	Accrued discount/ premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation*	Sales Proceeds	Transfer into Level 3	Balance as of May 31, 2015	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2015
Stone Harbor Emerging Markets Income Fund
Bank Loans	$754,703	$–	$–	$125,784	$–	$–	$880,487	$125,784
Credit Linked Notes	7,858,355	67,187	(39,530)	(325,177)	(414,005)	4,804,836	11,951,666	(2,315,202)

Total	$8,613,058	$67,187	$(39,530)	$(199,393)	$(414,005)	$4,804,836	$12,832,153	$(2,189,418)

*	Realized gain/(loss) and change in unrealized appreciation are included in the related amounts on the investment in the Statement of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an

20	www.shiplpcef.com

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2015:

Investments in Securities	Fair Value at May 31, 2015	Valuation Methodology	Unobservable Inputs
Stone Harbor Emerging Markets Income Fund
Bank Loans	$880,487	Broker Quote	Broker Quote
Credit Linked Notes	11,951,666	Broker Quote	Broker Quote

Total	$12,832,153

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s

Semi-Annual Report | May 31, 2015	21

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2015. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the six month period ended May 31, 2015, the average amount of reverse repurchase agreements outstanding was $115,583,014, at a weighted average interest rate of 0.65%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

As of and during the six months ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Semi-Annual Report | May 31, 2015	23

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

The Fund had the following transactions in written option contracts for the six months ended May 31, 2015.

EDF	Notional Amount	Premiums

Balance as of November 30, 2014	$–	$–
Options Written	55,000,000	1,075,000

Options Closed	(55,000,000)	(1,075,000)

Balance as of May 31, 2015	$–	$–

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).

Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Interest Rate Swap Contracts: Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2015:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk (Purchased Options)	Unrealized appreciation on investments, at value	$328,815	Unrealized depreciation on investments, at value	$–
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	70,369	Unrealized depreciation on credit default swap contracts	–
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	899,742	Unrealized depreciation on interest rate swap contracts	–
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	2,819,772	Unrealized depreciation on forward foreign currency contracts	(1,862,750)

Total		$4,118,698		$(1,862,750)

*

The value presented includes cumulative gain/(loss) on open interest rate swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of May 31, 2015.

The number of forward foreign currency contracts credit default swap contracts, interest rate swap contracts held at May 31, 2015 is representative of activity during the six month period ended May 31, 2015.

For the six month period ended May 31, 2015, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized gain/(loss) on Derivatives	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Purchased Options)	Net realized gain on investments/Net change in unrealized depreciation on investments	$–	$328,815
Exchange Rate Risk (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	722,363	–
Foreign Exchange Rate Risk	Net realized gain on forward foreign currency contracts/Net change in unrealized depreciation on forward foreign currency contracts	1,806,977	(1,269,954)
Credit Risk (Swap Contracts)	Net realized gain on credit default swap contracts/Net change in unrealized appreciation on credit default swap contracts	96,175	169,057
Interest Rate Risk (Swap Contracts)	Net realized loss on interest rate swap contracts/Net change in unrealized appreciation on interest rate swap contracts	(293,657)	899,742

Total		$2,331,858	$127,660

Semi-Annual Report | May 31, 2015	25

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2015.

Offsetting of Derivatives Assets

May 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Forward Foreign Currency Contracts	$2,819,772	$–	$2,819,772	$(928,264)	$(1,534,000)	$357,508
Credit Default Swap Contracts	70,369	–	70,369	–	–	70,369

Total	$2,890,141	$–	$2,890,141	$(928,264)	$(1,534,000)	$427,877

Offsetting of Derivatives Liabilities

May 31, 2015

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Forward Foreign Currency Contracts	$1,862,750	$–	$1,862,750	$(928,264)	$–	$934,486
Reverse Repurchase Agreemens	124,463,733	–	124,463,733	(124,463,733)	–	–

Total	$126,326,483	$–	$126,326,483	$(125,391,997)	$–	$934,486

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2015.

The tax character of the distributions paid by the Fund during the fiscal year ended November 30, 2014 was as follows:

Ordinary Income	$29,928,098
Return of Capital	4,169,364

Total	$34,097,462

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Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Components of Distributable Earnings on a Tax Basis: As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	$(30,386,407)
Unrealized Depreciation	(46,103,231)
Cumulative Effect of Other Timing Difference*	(2,270,673)

Total	$(78,760,311)

*	Other temporary differences primarily due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended November 30, 2014, certain differences were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Income Fund	$–	$(5,549,628)	$5,549,628

Unrealized Appreciation and Depreciation on Investments: At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$10,793,071
Gross depreciation on investments (excess of tax cost over value)	(67,541,785)

Net unrealized depreciation	$(56,748,714)

Cost of investments for income tax purposes	$439,720,192

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Income Fund	$9,371,822	$20,066,900

Stone Harbor Emerging Markets Income Fund has elected to defer to the period ending November 30, 2015 capital losses recognized during the period December 1, 2013 to November 30, 2014 in the amount of $947,685.

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Total Assets.

The Bank of New York Mellon served as the Fund’s custodian until the transition to State Street Bank and Trust Company on December 8, 2014. Computershare, Inc. serves as the Fund’s transfer agent.

Through December 31, 2014, the Fund paid each Trustee who is not a director, officer, employee or affiliate of the Investment Adviser, a fee of $2,500 per quarter and $250 for each additional meeting of the Board of Trustees in which that Trustee participated. The Fund also reimbursed independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings. Effective January 1, 2015, the Fund, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Investment Funds (the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates a fee of $84,000 per year. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the

Semi-Annual Report | May 31, 2015	27

Stone Harbor Emerging Markets Income Fund	Notes to Financial Statements
May 31, 2015 (Unaudited)

Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund will not receive compensation for performing the duties of their office.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended May 31, 2015, were as follows:

Purchases	Sales
$ 132,372,218	$ 134,262,642

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Stone Harbor Emerging Markets Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Semi-Annual Report | May 31, 2015	29

Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2015 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the SEC’s website at http://www.sec.gov, or (2) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On February 20, 2015, the Fund held its annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees and appoint a new Trustee of the Fund. The results of the proposal were as follows:

Proposal: To re-elect the following Trustees to the Stone Harbor Emerging Markets Income Fund Board

	Thomas K. Flanagan	Alan Brott
For	13,349,153	13,323,429
Withheld	656,115	681,839

Proposal: To elect the following Trustee to the Stone Harbor Emerging Markets Income Fund Board

Glenn Marchak
For	13,335,201
Withheld	670,067

PRIVACY POLICY

Stone Harbor Emerging Markets Income Fund (the “Fund”) has adopted the following privacy policies in order to safeguard the personal information of the Fund’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.

The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.

The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

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Stone Harbor Emerging Markets Income Fund	Additional Information
May 31, 2015 (Unaudited)

4.

The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Fund adopts the following procedures:

1.

The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.

The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund’s customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Fund has institutional clients which are not considered “customers” for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

Semi-Annual Report | May 31, 2015	31

Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2015 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days’ prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Fund’s portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 22, 2015 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on the Fund’s investment performance and the performance of a group of similar funds (some of which was prepared by a third party); (ii) information on the Fund’s advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund’s fees to the fees of a group of similar funds prepared by a third party; and (iii) information about the profitability of the Agreement to the Adviser. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser.

The Trustees reviewed performance information, including information prepared by a third party, for the Fund for various time periods since the Fund’s inception. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by a third party and the Fund’s benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. Although the Trustees noted that the Fund’s performance lagged the relevant benchmark and peer group median for certain periods, the Trustees concluded that other factors relevant to performance supported renewal. These factors included the fact that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies, that the Fund’s more recent performance, although lagging in certain periods, had shown improvement when compared to relevant performance benchmarks and categories, and the fact that the relative underperformance was attributable in significant part to market or economic conditions.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that the Fund’s advisory fee and total expenses align competitively with comparable groups of funds. The Adviser also provided information about the costs to it of providing services to the Fund, including information about how such costs are determined, and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to other funds and institutional separate accounts with similar strategies and information about differences in such fees, as well as information about the differences between those funds and accounts and the Fund. The Trustees also considered the demands and complexity of the investment management of the Fund as compared to the complexity of managing other funds and separate accounts, in particular representations from management about the complexities associated with managing the Fund’s strategy allocations and its leverage. The Trustees also considered the complexity and obligations associated with managing an NYSE-traded fund such as the Fund. The Trustees also considered the conflicts of interest associated with the Fund’s use of leverage, as well as the effect of leverage on the Fund’s yield and total return.

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Stone Harbor Emerging Markets Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2015 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the renewal of the Agreement.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in its investment advisory fee or other means. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from being associated with an NYSE-traded investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Income Fund should be continued through June 20, 2016.

Semi-Annual Report | May 31, 2015	33

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2010 Term Expires: 2018	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Fund II, and Excelsior Private Markets Fund III.

Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2010 Term Expires: 2016	Retired; formerly Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.

Significant experience on Board of Trustees Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; executive experience in the mutual fund industry.

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Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2010 Term Expires: 2017	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund.

Significant experience on Board of Trustees of Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2016	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 – Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 –September 2014)	10		Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas K. Flanagan(3) 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2018	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Investment Funds, Stone Harbor Emerging Market Total Income Fund.	Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

Semi-Annual Report | May 31, 2015	35

Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2010

Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Pablo Cisilino 1967	Executive Vice President	Since 2010

Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige 1967	Executive Vice President	Since 2010

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

David Griffiths 1964	Executive Vice President	Since 2010

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.

Angus Halkett 1977	Executive Vice President	Since 2012

Co-portfolio manager of the Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

David A. Oliver 1959	Executive Vice President	Since 2010	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012

Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at J.P. Morgan/Chase.

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Stone Harbor Emerging Markets Income Fund	Trustees & Officers
May 31, 2015 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(4)	Principal Occupation(s) During Past 5 Years
David Scott 1961	Executive Vice President	Since 2010

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.

Thomas Reynolds 1960	Principal Financial and Accounting Officer	Since April 2014

Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Amanda Suss 1969	Treasurer	Since April 2014

Since July 2011, Senior Finance Associate of Stone Harbor; from May 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; from April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2010

Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2010

Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

Gina Meyer 1980	Assistant Treasurer	Since July 2013

Since August 2013, Assistant Treasurer, RiverNorth Funds; since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

Vilma Valdez 1977	Assistant Secretary	Since February 2015	Vice President, Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund. As of May 31, 2015, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.
(4)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Semi-Annual Report | May 31, 2015	37

Stone Harbor Emerging Markets Income Fund	Benchmark Descriptions
May 31, 2015 (Unaudited)

Index	Description
J.P. Morgan EMBI Global Diversified

The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

J.P. Morgan CEMBI Broad Diversified

The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

J.P. Morgan GBI-EM Global Diversified

The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

38	www.shiplpcef.com

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 7, 2015

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date: August 7, 2015